VOTING TRUST AGREEMENT


     VOTING TRUST AGREEMENT (this "Agreement is made effective as of February 22, 1999 (the "Effective Date"), by and between Upgrade International Corporation (the "Trustee"), and Work Product Investment Trust (the "Shareholder").

     Whereas, the Shareholder is the holder of record of Five Million (5,000,000) shares of common stock in EforNet Corporation, a California corporation (the "Corporation"); and

     Whereas, the Shareholder desires to transfer to the Trustee the voting power of One Hundred Thousand (100,000) shares of its stock in the Corporation (the "Shares") for a period of time in order to facilitate the purposes for which the Corporation was formed; and

     Whereas, the Trustee will act as a voting trustee of the Shares;

     Now, the therefore, it is hereby agreed as follows:

     1.     TRANSFER  OF  STOCK TO TRUSTEE. The Shareholder, simultaneously with
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the  execution of this Agreement, shall assign and deliver all the Shares to the
Trustee, to be held subject to the terms of this Agreement for a period commencing on the Effective Date of this Agreement and ending on September 30, 2000. The Trustee immediately shall cause the Shares to be transferred to itself, as Trustee, on the books of the Corporation, and shall endorse across the face of all certificates held by it hereunder the following legend:

     "This certificate is held subject to a Voting Trust Agreement, effective as of February 22, 1999, a copy of which is in the possession of Upgrade International Corporation , as trustee."

     2.     VOTING.  At  all  meetings of shareholder of the Corporation, and in
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all  proceedings  affecting the Corporation, the Trustee shall have the right to vote the Shares hereunder in such manner as it may determine in its sole discretion,

     3.     ASSIGNMENT  OF  SHARES.  The  beneficial  interest  in  any  Shares
            ----------------------
deposited hereunder may be transferred by a separate instrument of assignment, which shall refer to the provisions of this Agreement. Upon delivery of a copy of such assignment to the Trustee, the assignee shall be deemed the beneficial owner of such Shares for all purposes of this Agreement

     4.     DIVIDENDS.  The  Shareholder  shall  be entitled to receive payments
            ---------
from the Trustee equal to the cash dividends received by the Trustee on the Shares deposited.


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by  the  Shareholder.  If  dividends  are  declared  in  voting  stock  of  the
Corporation, the Trustee shall retain such stock, which shall be deemed to have been deposited under the terms of this Agreement, provided that the Trustee notifies the Shareholder of the declaration of such dividends. Stock dividends declared in stock without voting power shall be assigned immediately to the Shareholder by the Trustee.

     5.     TERMINATION.  Upon  the  termination  of this Agreement, the Trustee
            -----------
shall assign and deliver to the Shareholder the Shares to which it is beneficially entitled.

     6.     BINDING  EFFECT. This Agreement shall inure to the benefit of and be
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binding  upon the Shareholder, its successors and assigns, and upon the Trustee.

     7.     ENTIRE  AGREEMENT.  This  Agreement  supersedes  all  agreements
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previously  made between the parties relating to its subject matter There are no other  understandings  or  agreements  between  them.

     8.     NOTICES.  All  notices or other documents under this Agreement shall
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be  in  writing  and  delivered  personally or mailed by certified mail, postage prepaid,  addressed  to  the  parties  at  their  last  know  addresses.

     9.     NON  WAIVER.  No  delay  or failure by a party to exercise any right
            -----------
under this Agreement, and no partial or single exercise of that right, shall constitute a waiver of that or any other right, unless otherwise expressly provided herein.

     10.     HEADINGS.  Headings  in this Agreement are for convenience only and
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shall  not  be  used  to  interpret  or  construe  its  provisions.

     11.     GOVERNING LAW. This Agreement shall be construed in accordance with
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and  governed  by  the  laws  of  the  State  of  Washington.

     12.     SEVERABILITY.  This Agreement is intended to comply with Washington
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law.  If  any  provision  of  this Agreement or any application thereof shall be determined to be invalid or unenforceable, the remainder of this Agreement and any application thereof not be affected thereby.

     13.     COUNTERPARTS.  This  Agreement  may be executed in counterparts, on
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separate  signature  pages,  or  by  facsimile and if so executed, each shall be deemed an original and all shall constitute one and the same agreement binding upon all parties notwithstanding that all parties are not signatory to the same counterpart, page or facsimile.

                  [Remainder of page intentionally left blank.]


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     In  witness  whereof  the  parties have signed this Agreement by their duly authorized representatives as of the date set forth below, but made effective as of February 22, 1999,

                                        SHAREHOLDER:

                                        WORK  PRODUCT  INVESTMENT  TRUST


                                        /s/David  Zucker
                                        ----------------------------------
                                        By:  David  Zucker
Dated:     3/21/2000                    Its:  Trustee
      ----------------


                                        TRUSTEE:

                                        UPGRADE  INTERNATIONAL  CORPORATION


                                        __________________________________
                                        By:_______________________________
Dated:______________________            Its:______________________________


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